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                         AIM INTERNATIONAL FUNDS, INC.

                             AIM ASIAN GROWTH FUND

                        Supplement dated March 31, 2000
                   to the Prospectus dated February 28, 2000


The following replaces in its entirety the third paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

           "The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of Asian companies. The fund may also invest up to 35% of its total assets in securities of non-Asian companies. The fund may also invest up to 35% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollar or foreign currencies."